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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 3, 2004

                         Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                                      76-0542208
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                   Suite 500
                              Houston, Texas 77027
              (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (713) 860-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD

On September 2, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing that on September 2, 2004 the Company received notice from the trustee for a series of its senior subordinated notes under an indenture dated May 29, 2001, with CUSIP number 45811EAE3 totaling $110 million, that a default has occurred because the Company failed to file its fiscal 2004 Third Quarter Report on Form 10-Q with the Securities and Exchange Commission. See related press release dated September 2, 2004 included herein as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

     Exhibit No.      Description
     -----------      -----------

       99.1           Press Release dated September 2, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                INTEGRATED ELECTRICAL SERVICES, INC.

                                By: /s/ Jeffrey Pugh
                                   -----------------------------
                                   Jeffrey Pugh
                                   Senior Vice President and
                                   Chief Financial Officer


Dated: September 3, 2004

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                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1              Press Release dated September 2, 2004